                                  EXHIBIT 23.2




                         Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Genesis Health Ventures, Inc. 1985 Amended and Restated Employee Stock Option Plan, dated September 12, 1996, of our report dated February 6, 1995, with respect to the financial statements of McKerley Health Care Center -- Concord Limited Partnership included in Genesis Health Ventures, Inc.'s Current Report (Form 8K/A), dated April 5, 1996, filed with the Securities and Exchange Commission.


                                                 /s/ Ernst & Young LLP
                                                     ---------------------------
                                                     Ernst & Young LLP

Manchester, New Hampshire
September 6, 1996

                         Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Genesis Health Ventures, Inc. 1985 Amended and Restated Employee Stock Option Plan, dated September 12, 1996, of our report dated February 24, 1995, with respect to the financial statements of McKerley Health Facilities included in Genesis Health Ventures, Inc.'s Current Report (Form 8-K/A), dated April 5, 1996, filed with the Securities and Exchange Commission.

                                                 /s/ Ernst & Young LLP
                                                     ---------------------------
                                                     Ernst & Young LLP

Manchester, New Hampshire
September 6, 1996

                         Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Genesis Health Ventures, Inc. 1985 Amended and Restated Employee Stock Option Plan, dated September 12, 1996, of our report dated February 24, 1995, with respect to the financial statements of McKerley Health Health Care Centers, Inc. included in Genesis Health Ventures, Inc.'s Current Report (Form 8-K/A), dated April 5, 1996, filed with the Securities and Exchange Commission.


                                                 /s/ Ernst & Young LLP
                                                     ---------------------------
                                                     Ernst & Young LLP

Manchester, New Hampshire
September 6, 1996

                                    "DRAFT"


                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333- ) pertaining to the Genesis Health Ventures, Inc. 1985 Amended and Restated Employee Stock Option Plan of our report dated March 15, 1996, with respect to the combined financial statements of National Health Care Affiliates, Inc. and Related Entities for the year ended December 31, 1995, included in Genesis Health Ventures, Inc.'s Current Report on Form 8-K/A, dated May 3, 1996, filed with the Securities and Exchange Commission.







                                                 /s/ Ernst & Young LLP
                                                     ---------------------------
                                                     Ernst & Young LLP


Buffalo, New York
September 12, 1996